SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        MONARCH CASINO & RESORT, INC.
               (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                        if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------
     (5)  Total fee paid:
          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
          -----------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
          -----------------------------------------------------
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                        MONARCH CASINO & RESORT, INC.


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 May 26, 2004


To the Stockholders of Monarch Casino & Resort, Inc.:

     The Annual Meeting of Stockholders of Monarch Casino & Resort, Inc. (the "Company") will be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Wednesday, May 26, 2004, at 10:00 a.m. local time, for the following purposes:

     1. To elect John Farahi, Craig F. Sullivan and Charles W. Scharer as directors of the Company;

     2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 8, 2004 are entitled to notice of, and to vote, at the annual meeting. The stock transfer books will not be closed.

     Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

     A copy of the 2003 Annual Report to Stockholders, including financial statements for the year ended December 31, 2003, is enclosed.


By order of the Board of Directors



                                    /s/ Ben Farahi
                                    --------------
                                        BEN FARAHI
                                        Secretary

                        MONARCH CASINO & RESORT, INC.
                               PROXY STATEMENT
                              TABLE OF CONTENTS



                                                                       Page
VOTING SECURITIES .....................................................1

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS ..3

ELECTION OF DIRECTORS .................................................4
   Directors and Nominees .............................................5
   Certain Officers of Subsidiary .....................................7
   Committees of the Board ............................................7
   Board Meetings ....................................................10
   Annual Meetings ...................................................10
   Communication with Directors ......................................10
   Compensation of Non-Employee Directors ............................11

COMPENSATION OF EXECUTIVE OFFICERS ...................................12
   Summary Compensation Table ........................................12
   Option Grants in 2003 .............................................12
   Aggregated Option Exercises in 2003 and Fiscal Year-End
     Option Values ...................................................12
   Compensation Committee Report on Executive Compensation ...........13
   Audit Committee Report ............................................14
   Stock Performance Chart ...........................................15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS .......................16

INDEPENDENT PUBLIC ACCOUNTANTS .......................................17

AUDIT AND RELATED FEES ...............................................17

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 .19

CODE OF ETHICS .......................................................19

VOTING PROCEDURES ....................................................19

2005 ANNUAL MEETING OF STOCKHOLDERS ..................................19

OTHER BUSINESS .......................................................20


APPENDIX:

AUDIT COMMITTEE CHARTER, as Revised April 9, 2004 ....................21





                        MONARCH CASINO & RESORT, INC.
                          3800 South Virginia Street
                             Reno, Nevada  89502


                               PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Monarch Casino & Resort, Inc. (the "Company") in connection with the annual meeting of stockholders of the Company to be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Wednesday, May 26, 2004, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

     The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 21, 2004. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Ben Farahi, Secretary, at the Company?s principal address at 1175 W. Moana Lane, Suite 200, Reno, Nevada 89509 before the annual meeting, by delivering to the Company a duly executed proxy bearing a later date, by notifying the Company at the annual meeting prior to the commencement of the annual meeting, or by voting in person by ballot at the annual meeting after notifying the inspectors of election of the stockholder?s intention to do so prior to the commencement of the annual meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

     None of the proposals to be voted on at the annual meeting creates a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

     The expenses of making the solicitation will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage firms, custodians, nominees or fiduciaries for forwarding such documents to security owners. These are the only contemplated expenses of solicitation, and they will be paid by the Company.

                              VOTING SECURITIES

     The close of business on April 8, 2004 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the annual meeting. The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company?s Articles of Incorporation. The Company?s Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 ("Preferred Stock"). None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

     The Board is empowered to issue one or more series of Preferred Stock with such rights, preferences, restrictions, and privileges as may be fixed by the Board, without further action by the Company?s stockholders. The issuance of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company. The Preferred Stock does not presently possess general voting rights.

     The number of outstanding shares of Common Stock at the close of business on March 26, 2004, was 9,362,426. The number of shares outstanding may change between such date and April 8, 2004, if any currently exercisable options to purchase Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance of any shares. The stockholders do not possess the right to cumulate their votes for the election of directors.

                       SECURITY OWNERSHIP OF MANAGEMENT
                      AND CERTAIN OTHER BENEFICIAL OWNERS

     The following is a list of persons who beneficially owned more than 5% of the outstanding Common Stock of the Company and the ownership of all executive officers, directors, director nominees, and executive officers and directors as a group at the close of business on March 31, 2004, according to record ownership listings as of that date, according to the Securities and Exchange Commission Forms 3, 4 and 5 and Schedules 13D and 13G of which the Company has received copies, and according to verifications as of March 26, 2004, which the Company solicited and received from each executive officer and director:

Title of                                  Amount and Nature         Percent of
Class         Beneficial Owner         of Beneficial Ownership        Class
                                              (1),(2)
--------      ----------------         -----------------------      ----------
Common        John Farahi                    1,484,279                15.9%
               1175 W. Moana Lane,
               Reno, NV 89509

Common        Bob Farahi                     1,484,278                15.9%
               1175 W. Moana Lane,
               Reno, NV 89509

Common        Ben Farahi                     1,477,827                15.8%
               1175 W. Moana Lane,
               Reno, NV 89509

Common        Jila Farahi Trust                614,617                 6.6%
               1175 W. Moana Lane,
               Reno, NV 89509

Common        Craig F. Sullivan                  3,050  (3)              *

Common        Ronald R. Zideck                   9,150  (4)              *

Common        Charles W. Scharer                 6,100  (5)              *

Common        Columbia Wanger Asset            912,700  (6)            9.7%
               Management, L.P.
              WAM Acquisition GP, Inc.
              Columbia Acorn Trust
               227 W. Monroe Street,
               Ste 3000
               Chicago, IL 60606

Common        Akre Capital Management, LLC     782,955  (7)            8.4%
               2 West Washington Street
               PO Box 998
               Middleburg, VA 20118

Common         Friedman, Billings, Ramsey
                Group, Inc.                    500,500  (8)            5.3%
               Eric F. Billings
               Emanuel J. Friedman
                1001 19th Street North
                Arlington, VA 22209

Common         All executive officers and
                Directors as a group
                (6 persons)                  4,464,684                47.7%

* Less than 1%.

  (1) Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
  (2) Includes shares issuable upon exercise of options which are exercisable within 60 days of April 8, 2004.
  (3) Includes options to purchase 3,050 shares under the 1993 Directors? Stock Option Plan (the "Directors? Plan").
  (4) Includes options to purchase 9,150 shares under the Directors? Plan.
  (5) Includes options to purchase 6,100 shares under the Directors? Plan.
  (6) Columbia Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP"), and Columbia Acorn Trust ("Acorn") reported on a Schedule 13G dated February 12, 2004, that they have shared voting and dispositive power with respect to all such shares. WAM and WAM GP reported on a Schedule 13G dated February 12, 2004, that they beneficially own 912,700 shares, of which Acorn beneficially owns 635,000 shares.
  (7) Akre Capital Management, LLC ("Akre") reported on a Schedule 13G dated January 9, 2004, that it has sole voting and dispositive power with respect to all such shares. Akre reported on a Schedule 13G dated January 9, 2004, that it beneficially owns 782,955 shares.
  (8) Friedman, Billings, Ramsey Group, Inc., Eric F. Billings and Emanuel J. Friedman reported on a Schedule 13G dated February 17, 2004, that they have shared voting and dispositive power with respect to all such shares. All three parties reported on a Schedule 13G dated February 17, 2004, that they beneficially own 500,500 shares.

ELECTION OF DIRECTORS

     The Board is comprised of six persons. The Bylaws of the Company provide for a board of directors consisting of three to twelve persons who are elected generally for a term of two years. Directors are to serve until their successors are elected and have qualified.

     If the enclosed proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees John Farahi, Craig
F. Sullivan and Charles W. Scharer for terms of office expiring in 2006. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee. The Board presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve.

     Any vacancies on the Board which occur during the year will be filled, if at all, by the Board through an appointment of an individual to serve only until the next annual meeting of stockholders.

     The Company, through a wholly owned subsidiary, Golden Road Motor Inn, Inc. ("Golden Road"), owns and operates the Atlantis Casino Resort (the "Atlantis") in Reno, Nevada. Accordingly, the Company, each director who has been required by the Nevada Gaming Authorities (as defined below) to be found suitable, each executive officer, and each controlling person have been "found suitable" by the Nevada State Gaming Control Board and Nevada Gaming Commission (collectively, the "Nevada Gaming Authorities"). Future new members of the Board, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities. Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities, that person will not be eligible to continue serving on the Board and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF MESSRS. JOHN FARAHI, CRAIG F. SULLIVAN AND CHARLES W. SCHARER TO THE BOARD OF DIRECTORS.

     The following information is furnished with respect to each member of the Board or nominee thereto. Similar information is provided for the Company?s executive officers and certain significant employees who are not directors. John Farahi, Bob Farahi and Ben Farahi are brothers. There are no other family relationships between or among any directors, nominees to the Board, or executive officers of the Company. The statements as to beneficial ownership of Common Stock as to each director or nominee to the Board are based upon information furnished by him.

Directors and Nominees
                                   Director
Name                     Age         Since      Position
--------------------     ----      --------     ----------------------------
John Farahi               56         1993       Co-Chairman of the Board,
  (Nominee for term                             Chief Executive Officer
   expiring in 2006)                            Chief Operating Officer, and
                                                Director

Bob Farahi                53         1993       Co-Chairman of the Board,
  (Term expires in                              President, and Director
   2005)

Ben Farahi                51         1993       Co-Chairman of the Board,
  (Term expires in                              Chief Financial Officer,
   2005)                                        Secretary, Treasurer and
                                                Director

Craig F. Sullivan         57         1998       Director
  (Nominee for term
   expiring in 2006)

Ronald R. Zideck          66         2000       Director
  (Term expires in
   2005)

Charles W. Scharer        49         2001       Director
  (Nominee for term
   expiring in 2006)

     JOHN FARAHI has been Co-Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Company since its inception, and of Golden Road since June 1993. From 1973 until June 1993, Mr. Farahi was President, Director, and General Manager of Golden Road. Mr. Farahi is a partner in Farahi Investment Company ("FIC") which is engaged in real estate investment and development. Mr. Farahi has served on the Washoe County Airport Authority as a Trustee since July of 1997. Mr. Farahi holds a political science degree from the California State University, Hayward.

     BOB FARAHI has been Co-Chairman of the Board and President of the Company since its inception, and of Golden Road since 1993. From 1973 until June 1993, Mr. Farahi was Vice President and a Director of Golden Road. Mr. Farahi divides his working time between the Company and the other companies with which he is involved. Mr. Farahi is a partner in FIC. Mr. Farahi holds a biochemistry degree from the University of California at Berkeley.

     BEN FARAHI has been Co-Chairman of the Board, Chief Financial Officer, Secretary, and Treasurer of the Company since its inception, and of Golden Road since June 1993. From 1973 until June 1993, Mr. Farahi was Secretary, Treasurer, and a Director of Golden Road in charge of financial planning and construction for the Company. Mr. Farahi is a partner in FIC. Mr. Farahi is also the managing partner of Maxum LLC, a Nevada limited-liability company, which, as of January 1, 2002, acquired all general partnership interests of Biggest Little Investments L.P. (formerly Resources Accrued Mortgage Investors 2, L.P.), a Delaware limited partnership that invests in first and junior mortgage loans. Mr. Farahi divides his working time between the Company and the other companies with which he is involved. Mr. Farahi holds a mechanical engineering degree from the University of California at Berkeley and a MBA degree in accounting from the California State University, Hayward.

     CRAIG F. SULLIVAN has been a member of the Board since September 1998. Since March 1998, Mr. Sullivan has been President of Sullivan & Associates, Las Vegas, Nevada, a strategic and financial consulting firm geared to companies in the gaming industry. From April 1995 to March 1998, Mr. Sullivan served as Chief Financial Officer and Treasurer of Primadonna Resorts, Inc., and from February 1990 to April 1995, Mr. Sullivan served as Treasurer of Aztar Corporation. Mr. Sullivan also served on the Board of New York-New York Hotel & Casino from March 1996 to June 1998, and served on the Board of Windsor Woodmont Black Hawk Resort Corporation from March 2000 to January 2002. Mr. Sullivan holds a degree in economics from The George Washington University, and holds a master?s degree in international management from the American Graduate School of International Management.

     RONALD R. ZIDECK has been a member of the Board since March 2000. From August 1981 to August 1997, he was Managing Partner for the Reno office of the national accounting firm of Grant Thornton, LLP and served on that firm?s National Executive Committee. He also served as a director at Harveys Casino Resorts from May 1997 to February 1999. He currently serves as Director of Planned Giving for the University of Nevada, Reno, and as a trustee for Saint Mary?s Health Network. Mr. Zideck is a certified public accountant with a bachelor?s degree in business administration from the University of Nevada.

     CHARLES W. SCHARER has been a member of the Board since July 2001. Mr. Scharer ended an eighteen-year career with Harveys Casino Resorts in January 2001, serving as Harveys? Chairman, President and Chief Executive Officer from 1995 until his retirement in January 2001 and as Chief Financial Officer from

1988 to 1995. Mr. Scharer is serving his second term as a commissioner of the Nevada Commission on Tourism, having been appointed by Governor Kenny C. Guinn in November 1999. Mr. Scharer also is a member of the Board of Advisors of InfoTouch, LLC, a provider of High Speed Internet Access and related products primarily to the lodging industry. Mr. Scharer, a certified public accountant, graduated from San Jose State University in 1979.

     The Company?s Bylaws, as amended, currently provide for a staggered board of directors divided into two categories: Category A consisting of three directors and Category B consisting of three directors. Each director serves two-year terms. A staggered board of directors may have the effect of delaying or preventing a change of control of the Company. Executive officers serve at the pleasure of the Board.

CERTAIN OFFICERS OF SUBSIDIARY

     DARLYNE SULLIVAN, age 49, has been Vice President of Sales and Marketing and Assistant General Manager of Golden Road since June 1993. Mrs. Sullivan has held positions including Assistant General Manager/Director of Sales and Marketing, Reservations and Sales Manager, Front Desk Manager, Hotel Manager and Assistant Hotel Manager for Golden Road from May 1977 through June 1993.

     RICHARD COOLEY, age 56, has been Vice President of Finance of Golden Road since May 2001. Mr. Cooley was Vice President of Administration of Golden Road from March 2001 through May 2001, and served as Vice President of Operations of Golden Road from July 1995 through March 2001. Mr. Cooley served as Vice President of Finance of Golden Road from June 1993 through July 1995, and served as Controller of Golden Road from March 1993 through March 1994. Mr. Cooley was President and General Manager of the Reno Ramada Hotel Casino from May 1988 to March 1993, and he was Chief Financial Officer and Assistant General Manager from 1981 to 1988. From July 1977 to June 1981, Mr. Cooley was Controller and Co-General Manager of the Shy Clown Casino in Reno. Mr. Cooley is a certified public accountant licensed to practice in Nevada.

COMMITTEES OF THE BOARD

     The Board has certain standing committees including the Audit Committee, the Compensation Committee, the 1993 Executive Long-Term Incentive Plan Committee (the "Incentive Plan Committee"), the 1993 Directors? Stock Option Plan Committee (the "Directors? Plan Committee") and the Operations Committee.

     Because the Company is considered a "Controlled Company" under Nasdaq rules, the Company believes that it is exempt from Nasdaq requirements to have a majority of independent directors and to have director nominees selected by either a majority of independent directors or by a nominating committee consisting solely of independent directors. The Company believes that it is a "Controlled Company" because more than fifty percent (50%) of the Company?s voting power is held by the Farahi family, including John Farahi, Bob Farahi, Ben Farahi and the Jila Farahi Trust.

     The Audit Committee, comprised of Craig F. Sullivan and Charles W. Scharer, and chaired by Ronald R. Zideck, met 9 times during the fiscal year ended December 31, 2003. The Audit Committee is comprised exclusively of directors who are not salaried employees and a majority of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of independent judgment as a committee member. The Audit Committee?s function is to review reports of certified public accountants to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company?s auditors to determine scope of compliance and any deficiencies; to consider selection of independent public accountants; to review certain related party transactions; and to make periodic reports on such matters to the Board. The Audit Committee adopted an Audit Committee Charter on June 14, 2000, and subsequently amended it effective June 7, 2001 and April 9, 2004. A copy of the Charter as revised on April 9, 2004 is contained in the Appendix to this Proxy Statement.

     All members of the Audit Committee are "independent" directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers? Listings Standard.

     The Company believes that each member of the Audit Committee is a financial expert, as defined in Regulation S-K, Item 401(h)(2). The relevant experience of such directors is summarized under "Election of Directions ? Directors and Nominees" above.

     The Compensation Committee, comprised of Ronald R. Zideck and Charles W. Scharer, and chaired by Craig F. Sullivan, met 3 times during the fiscal year ended December 31, 2003. The Compensation Committee?s function is to review and make recommendations to the Board with respect to the salaries and bonuses of the Company?s executive officers and to administer the 1993 Employee Stock Option Plan (the "Employee Plan").

     The Incentive Plan Committee, comprised of Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer, did not meet during the fiscal year ended December 31, 2003. The Incentive Plan Committee?s function is to administer the 1993 Executive Long-Term Incentive Plan (the "Incentive Plan"), including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards, interpreting the Incentive Plan and notifying the Board of all decisions concerning awards granted to Incentive Plan participants.

     The Directors? Plan Committee, comprised of John Farahi and Bob Farahi, did not meet during the fiscal year ended December 31, 2003. Neither John Farahi nor Bob Farahi is eligible to participate in the Directors? Plan. The Directors? Plan Committee consists of not less than 2 directors of the Company selected by, and serving at the pleasure of, the Board and its function is to administer the 1993 Directors? Stock Option Plan (the "Directors? Plan"). The Directors? Plan Committee has the authority to interpret the Directors? Plan and make all determinations necessary or advisable for its administration.
All decisions of the Directors? Plan Committee are subject to approval by the Board.

     The Operations Committee, comprised of John Farahi, Darlyne Sullivan and Richard Cooley, and chaired by Charles W. Scharer, did not meet during the fiscal year ended December 31, 2003. The purpose of the Operations Committee is to provide a formal communication link between Golden Road management and the Monarch Board and to facilitate examination of, and feedback regarding, various operational issues.

     The Company does not have a standing Nominating Committee, nor has the Board of Directors adopted a charter addressing the director nomination process. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because the entire Board of Directors can adequately serve the function of considering potential director nominees from time to time as needed.

     The requirements for nomination by a security holder of a person to the Company?s Board of Directors are set forth in Article II, Section 16 of the Company?s Bylaws and the qualifications for a person to be a director of the Company are set forth in Article II, Section 14 of the Bylaws. Both sections of the Bylaws are set forth below.

     ...
     14. ELIGIBILITY OF DIRECTORS. No Director is eligible to continue to serve as a Director of the Corporation who is required under Nevada gaming laws to be found suitable to serve as a director and who is not found suitable or whose finding of suitability is suspended or revoked by Nevada gaming authorities. Such eligibility shall cease immediately following whatever act or event terminates the director?s eligibility under the laws and gaming regulations of the State of Nevada.

     ...
     16. NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the procedures set forth in this Section 16 of
     Article II shall be eligible for election as Directors.
     Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the Notice procedures set forth in this Section 16 of Article II. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, unless waived by the Board of Directors, no person not already a Director shall be eligible to be elected or to serve as a Director unless such person?s notice of nomination shall be received at the principal executive offices of the Corporation at least seventy five (75) days before initiation of solicitation to the stockholders for election in the event of an election other than at an Annual Meeting and seventy five (75) days before the corresponding date that had been the record date for the previous year?s Annual Meeting or seventy five (75) days before the date of the next Annual Meeting of shareholders announced in the previous year?s proxy materials in the event of an election at an Annual Meeting. To be timely, no stockholder?s notice shall be received at the principal executive offices of the Corporation more than ninety (90) days before the meeting; provided, however, that in the event that less than ninety (90) days? notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The stockholder?s notice to the Secretary shall set forth
     (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stocks of the Corporation which are beneficially owned by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (b) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (vi) the consent of such nominee to serve as Director of the Corporation, if he is so elected; and (c) as to the stockholder giving the notice, (i) the name and record address of stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article II, Section 16. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     The Company did not receive the names of any proposed director candidates submitted by any stockholder by December 31, 2003 for inclusion in this Proxy Statement.

BOARD MEETINGS

     The Board held 11 meetings in the fiscal year ended December 31, 2003. All directors attended at least 75% of the Board of Directors meetings and all committee members attended at least 75% of the meetings for the committees on which they serve during the fiscal year ended December 31, 2003.

ANNUAL MEETINGS

     The Board of Directors has a policy that requires all directors to attend each Annual Meeting of Stockholders absent exigent circumstances. All six directors attended the 2003 Annual Meeting of Stockholders.

COMMUNICATION WITH DIRECTORS

     The Company?s stockholders may contact directors by going to the Company?s web site, www.monarchcasinos.com, selecting "Company Info" and then selecting "Board of Directors/Executive Officers." Each director?s and executive officer?s email address is set forth and provides a means to contact such person directly.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     In 2003, annual fees of $30,000 were paid to directors who were not employees of the Company. Each non-employee director serving as the chairman of a committee of the Board received an additional annual fee of $10,000 for each committee chaired in 2003. Each director may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. Certain non-employee directors have been granted options to purchase Common Stock under the Directors? Plan.

     EXISTING 1993 DIRECTORS? STOCK OPTION PLAN. The Directors? Plan is designed to encourage non-employee directors to take a long-term view of the affairs of the Company, to attract and retain superior non-employee directors and to aid in compensating non-employee directors for their services to the Company. The Company?s non-employee directors for the year ended December 31, 2003 were Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer.

     An eligible director, upon becoming a member of the Board of Directors, will receive an initial grant to purchase 2,400 shares of Common Stock ("Initial Director Grant"), plus an additional grant to purchase 650 shares of Common Stock for each committee chaired. Thereafter, immediately following the close of the annual stockholders? meeting, each eligible director will receive an annual option grant to purchase 2,400 shares of Common Stock ("Annual Director Grant") plus an additional grant to purchase 650 shares of Common Stock for each committee chaired for the first five years following election to the Board. The Directors? Plan Committee may also recommend discretionary grants of options on terms deemed appropriate by the Directors? Plan Committee, subject to the approval of the Board.

     The exercise price of all director option grants is 100% of the fair market value of the Common Stock on the date of grant. Initial Director Grants and Annual Director Grants may not be exercised until six months and one day after the date of the grant. All options granted under the Directors? Plan are non-qualified options, the tax treatment of which is determined under
Section 422 of the Internal Revenue Code of 1986, as amended. In 2003, the Company?s stockholders approved the extension of grants previously granted under the Directors? Plan from five years to ten years.

     In 2003, Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer each received an Annual Director Grant of options to purchase 3,050 shares of Common Stock, in accordance with the Directors? Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                                       Annual Compensation
                              --------------------------------------
Name and                                                                            All other
Principal Positions           Year        Salary($)        Bonus($)            Compensation($)(1)
-------------------           ----       ----------      -----------           ------------------
John Farahi, Co-Chairman      2003        337,232          150,000                     52,357
of the Board and              2002        280,000           75,000                         -
Chief Executive Officer       2001        269,230          100,000                        995

Bob Farahi, Co-Chairman       2003        182,770           75,000                     17,588
of the Board and              2002        240,000           75,000                      2,852
President                     2001        230,770          100,000                     10,028

Ben Farahi, Co-Chairman       2003        182,770           75,000                     10,930
of the Board, Chief Financial 2002        240,000                                      12,884
Officer, Secretary and        2001        230,770                                      14,459
Treasurer

Darlyne Sullivan, Vice-       2003        176,793           35,000                        529
President - Sales & Marketing 2002        145,385           30,000                        439
and Assistant General         2001        130,000           30,000                        363
Manager of Golden Road

Richard Cooley                2003        142,220           35,000                        936
Vice-President - Finance      2002        145,770           30,000                        877
of Golden Road                2001        145,770           30,000                      1,413


(1) Amount for John Farahi, Bob Farahi and Ben Farahi represent the lease value of automobiles paid for by the Company, except the 2003 amount for John Farahi which represents a purchased automobile. Amounts for Richard Cooley and Darlyne Sullivan represent the Company?s contribution to 401(k) plans.


OPTION GRANTS IN 2003

     No options were granted to the Company?s executive officers in the fiscal year ended December 31, 2003.


AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END OPTION VALUES

                                           Number of Securities
                                           underlying unexercised       Value of unexercised
                 Shares                     options at fiscal           in-the-money options
               acquired on    Value             year end(#)             at fiscal year-end($)
Name           exercise(#)  realized($)  Exercisable / Unexercisable  Exercisable / Unexercisable
-------------  -----------  -----------  ---------------------------  ---------------------------
John Farahi          -       $      -           -    /     -           $      -   / $  -
Bob Farahi           -              -           -    /     -                  -   /    -
Ben Farahi           -              -           -    /     -                  -   /    -
Darlyne Sullivan   35,000        320,480        -    /     -                  -   /    -
Richard Cooley       -              -         17,200 /   10,000           142,244 /  82,700

(1) Represents the difference between the last reported sale price of the Common Stock reported on The Nasdaq Stock MarketSM on December 31, 2003, and the exercise price of the options.


COMMITTEE REPORTS

     Notwithstanding any statement to the contrary set forth in any of the Company?s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and the Stock Performance Chart presented shall not be incorporated by reference into any such filings.

           Compensation Committee Report on Executive Compensation

April 9, 2004

     The Compensation Committee (the "Committee"), which is composed entirely of directors who have never served as executive officers of the Company, determines and administers the compensation of the Company?s executive officers.

     COMPENSATION PHILOSOPHY. The Committee seeks to compensate the Company?s executive officers in such a fashion that will attract and retain individuals who are responsible for the management, growth, and success of the Company. The Committee believes that executive compensation should be designed to reward those individuals for their services to the Company and encourage them to continue in its employ. The Committee?s actions related to compensation of the Company?s executive officers are submitted to the full Board of Directors for ratification and approval.

     The Committee believes that the Company?s overall financial performance is an important factor in the compensation of the Company?s executive officers and, therefore, applies a quantitative formula in making compensation decisions related to some bonus plans. The Committee also recognizes qualitative factors such as successful supervision of the Company?s operations, development of corporate projects, promotion of the Company?s corporate image, and participation in industry and community activities.

     The Committee also evaluates the total compensation of the Company?s executive officers in light of the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to the Company in terms of asset size and target market. The Committee?s goal is that the base salaries for the Chief Executive Officer and other executive officers should be established at levels considered appropriate in light of the duties and scope of responsibilities of each officer?s position. Salaries are reviewed annually and are warranted to reflect sustained individual officer performance. The Chief Executive Officer and other executive officers are also eligible to receive incentive compensation in the form of stock options under the Incentive Plan; however, no options were granted to executive officers during 2003.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Following the recommendation of the Compensation Committee, the Board established the Chief Executive Officer?s salary at $340,000 for 2003. In determining the Chief Executive Officer?s salary, the Compensation Committee considered (a) the Chief Executive Officer?s record of leadership and service to the Company over the past three years, (b) the growth of the Company during the same period, (c) the Chief Executive Officer?s pivotal role in overseeing the day-to-day operations of the Company, (d) the Company?s performance over the same period in relation to its competitors in a very competitive environment, and (e) the Chief Executive Officer?s civic leadership in the Reno area.

                                        COMPENSATION COMMITTEE

                                    By: Craig F. Sullivan, Chairman
                                        Ronald R. Zideck, Member
                                        Charles W. Scharer, Member


Audit Committee Report

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

April 9, 2004

To the Board of Directors of Monarch Casino & Resort, Inc.:

     Our role is to assist the Board of Directors in its oversight of the Company?s financial reporting process. As set forth in our charter, the Company?s management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     We have reviewed and discussed with management the Company?s audited financial statements as of and for the year ended December 31, 2003.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors? independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company?s Annual Report on Form 10-K for the year ended December 31, 2003.

                                     By: Ronald R. Zideck, Chairman
                                         Craig F. Sullivan, Member
                                         Charles W. Scharer, Member


Stock Performance Chart

     The following chart reflects the cumulative total return (change in stock price plus reinvested dividends) of a $100 investment in the Company?s Common Stock for the five year period from January 1, 1999, through December 31, 2003, in comparison to the Standard & Poor?s 500 Composite Stock Index and an industry peer group index. The comparisons are not intended to forecast or be indicative of possible future performance of the Company?s Common Stock.

                        MONARCH CASINO & RESORT, INC.
                                           TOTAL RETURN
                             JANUARY 1, 1999 - DECEMBER 31, 2003

                                  Base
                                 Period
                                12/31/98  12/31/99  12/31/00
                                --------  --------  --------
Monarch Casino & Resort, Inc.     100      100.00     90.48
S&P 500 Index                     100      121.04    110.02
Self Determined Peer Group (1)    100      150.92    162.55

                                12/31/01  12/31/02  12/31/03
                                --------  --------  --------
Monarch Casino & Resort, Inc.    152.38    261.52    212.38
S&P 500 Index                     96.95     75.52     97.18
Self Determined Peer Group (1)   210.69    232.12    327.33

(1) The companies included in the peer group are as follows: Alliance Gaming Corp.; Archon Corp.; Argosy Gaming Corp.; Aztar Corp.; Black Hawk Gaming & Development Company, Inc.; Casino Magic Corp. (Acquired by Hollywood Park Corporation 11/16/98); Grand Casinos, Inc. (Merged with Park Place Entertainment, Inc. 2/19/99); Harrah?s Entertainment, Inc.; Hollywood Casino Corporation-Cl. A; Lady Luck Gaming Corporation (Acquired by Isle of Capris Casinos, Inc. 4/17/00); Mandalay Resort Group (Formerly Circus Circus Enterprise, Inc.); Mirage Resorts, Inc. (Acquired by MGM Grand, Inc. 7/17/00, now MGM Mirage); President Casinos, Inc.; Sands Regent; Showboat, Inc. (Acquired by Harrah?s Entertainment, Inc. 7/20/98); Station Casinos, Inc.; and Winwin Gaming, Inc.

Note: For the companies that have been acquired, the peer line on the graph includes the acquired company?s performance up to the acquisition date, and the acquiring company?s performance since the acquisition date.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Guarantee Fees

     The Company?s Compensation Committee approved the payment of a guarantee fee of two percent of the average outstanding guaranteed debt as compensation for bank debt personal guarantees granted for the benefit of the Company by John Farahi, Bob Farahi and Ben Farahi. For the year ended December 31, 2003, the Company paid approximately $1.0 million in guarantee fees to these persons.


Other Relationships

     The three principal stockholders of the Company, through their affiliates, directly or indirectly control the ownership and management of a shopping center directly adjacent to the Atlantis (the "Shopping Center").
The shopping center occupies 18.7 acres and consists of 213,000 square feet of retail space. The Company currently rents approximately 8,100 square feet in the shopping center and pays rent of approximately $6,100 per month.

     In 2004, the Shopping Center is planning construction of a new driveway that will be shared between the Atlantis and the Shopping Center. As part of this project, the Company has leased a 37,368 square-foot corner section of the Shopping Center for a minimum lease term of 15 years at a monthly rent of $25,000, subject to increase every 60 months based on the Consumer Price Index. The Company is also to use part of the common area of the Shopping Center and will pay its proportional share of the common area expense of the Shopping Center. The Company has the option to renew the lease for 3 five-year terms, and at the end of the extension period, the Company has the option to purchase the leased section of the Shopping Center at a price to be determined based on a MAI Appraisal. The leased space will be used by the Company for pedestrian and vehicle access to the Atlantis, and the Company will have use of a portion of the parking spaces at the Shopping Center. The Company is responsible for two thirds of the construction costs of the project, up to a maximum of $1.2 million. The Company anticipates that this project will be completed in summer 2004.

     In 2003, the Company entered into an option agreement with an affiliate of its controlling stockholders to purchase property in South Reno for development of a new hotel casino. Commencement of any development of the property will require completion of property due diligence and receipt of numerous approvals, including master plan changes and zone changes, neither of which can be assured. Through the current property owner, the Company has filed an application with the City of Reno for master plan change and zone change for 13 acres of the property.


Indemnification of Directors and Officers

     Section 78.751 of Chapter 78 of the Nevada Revised Statutes ("NRS"),
Article IX of the Company?s Articles of Incorporation, and Article VII of the Company?s Bylaws contain provisions for indemnification of officers and directors of the Company. The Articles of Incorporation require the Company to indemnify such persons to the full extent permitted by Nevada law. Each person will be indemnified in any proceeding provided that such person?s acts or omissions did not involve intentional misconduct, fraud or knowing violation of law, or the payment of dividends in violation of NRS 78.300. Indemnification would cover expenses, including attorneys? fees, judgments, fines, and amounts paid in settlement

     The Company?s Articles of Incorporation also provide that the Board may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not the corporation would have the power to indemnify such person.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.


Audit Committee Review

     The Company requires that the Audit Committee of the Board review and approve related party transactions.


                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Company?s independent accountants, Ernst & Young LLP, have audited the Company?s financial statements for the fiscal year ended December 31, 2003. Ernst & Young LLP is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

     The Audit Committee has not yet formally engaged an independent public accountant to audit the Company?s financial statements for the fiscal year ending December 31, 2004. In the event the Audit Committee selects a firm other than Ernst & Young LLP prior to the 2004 Annual Meeting, a representative of that firm will be invited to the stockholders? meeting.


                            AUDIT AND RELATED FEES

     In connection with the decision not to engage Deloitte & Touche, LLP and to engage Ernst & Young LLP on October 1, 2003, we filed an SEC Form 8-K dated October 1, 2003 and filed October 8, 2003 ("Form 8-K"). In the Form 8-K, we reported that:

        -On October 1, 2003, the Audit Committee of the Company elected not to engage Deloitte & Touche LLP, or Deloitte, as the Company?s independent public accountants for the current year?s audit.
        -The reports of Deloitte on the financial statements of The Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        -The action not to engage Deloitte was taken by the Audit Committee. -During the two most recent fiscal years and through October 1, 2003, there had been no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter thereof in its report on the Company?s financial statements for such periods.
        -During the two most recent fiscal years and through October 1, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
        -At the request of the Company, Deloitte furnished a letter addressed to the SEC stating that it agreed with the above statements. A copy of such letter, dated October 7, 2003, was filed as Exhibit 16 to the Form 8-K.
        -The Company?s Audit Committee engaged Ernst & Young LLP as The
         Company?s new independent accountants as of October 1, 2003. During the two most recent fiscal years and through October 1, 2003, the Company had not consulted with Ernst & Young LLP regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

     AUDIT FEES. The aggregate fees billed by the Company?s principal accountant for the audit of the Company?s annual financial statement and review of financial statements included in the Company?s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $76,000 for the year ended December 31, 2003 and $62,400 for the year ended December 31, 2002.

     AUDIT RELATED FEES. The aggregate fees billed for assurance and related services by the Company?s principal accountant that are reasonably related to the performance of the audit or review of the Company?s financial statements not included under "Audit Fees" above were $0 for the year ended December 31, 2003 and $63,921 for the year ended December 31, 2002. Such services in 2002 included fees billed by Deloitte for professional services for S-3 Registration Statement related to a secondary stock offering by certain principal stockholders of the Company during 2002, including the re-audits of each of the three years in the period ended December 31, 2001.

     TAX FEES. The aggregate fees billed for professional services rendered by the Company?s principal accountant for the compilation, tax advice and tax planning were $12,000 for the year ended December 31, 2003 and $13,000 for the year ended December 31, 2002. For 2003 and 2002, these services consisted of the preparation of the Company?s federal corporate tax return.

     ALL OTHER FEES. There were no other fees billed by the Company?s principal accountants for the years ended December 31, 2003 and 2002.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     As required by the Audit Committee Charter, as revised on April 9, 2004, all services proposed to be provided by outside independent auditors must be approved in advance by the Audit Committee.

     None of the non-audit services provided by our independent auditors in 2003 or 2002 were approved in advance by the Audit Committee.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company?s directors and executive officers, and persons who own more than ten percent of a registered class of the Company?s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company?s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2003 all reports as required under Section 16(a) filing requirements were filed as required.

                                CODE OF ETHICS

     The Company adopted a Business Ethics Policy and Code of Conduct (Code of Ethics), a copy of which may be reviewed on the Company?s website, www.monarchcasino.com.

                              VOTING PROCEDURES

     A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of the nominees to the Board is sufficient to approve the election of the nominees to the Board. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person, or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" a matter presented. Neither the Company?s Articles of Incorporation, Bylaws, or Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

     The Company will appoint three inspectors of election to: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.

                     2005 ANNUAL MEETING OF STOCKHOLDERS

     The next annual meeting of stockholders will be held on or about June 8, 2005. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company?s proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company. Such proposal must be received no later than December 21, 2004. Unless a stockholder proposal for the Company?s 2005 Annual Meeting of Stockholders is submitted to the Company prior to March 10, 2005, management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.

                                OTHER BUSINESS

     The Board does not know of any other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board and will use their discretion and vote all proxies in accordance with their judgment.


     The Company?s 2003 Annual Report to Stockholders, including financial statements for the year ended December 31, 2003, accompanies these proxy materials, which are being mailed on or about April 21, 2004, to all stockholders of record of the Company as of April 8, 2004.


By order of the Board




                                               /s/ Ben Farahi
                                               --------------
                                                   BEN FARAHI
                                                   Secretary


                  OUR ANNUAL REPORT ON SEC FORM 10-K,
                  INCLUDING THE FINANCIAL STATEMENTS
                  AND THE SCHEDULES THERETO, FOR THE
                  12 MONTHS ENDED DECEMBER 31, 2003,
                  WILL BE FURNISHED WITHOUT CHARGE TO
                  ANY BENEFICIAL OWNER OF SECURITIES
                  ENTITLED TO VOTE AT THIS ANNUAL
                  MEETING.  TO OBTAIN A COPY OF THE
                  FORM 10-K, WRITTEN REQUEST MUST BE
                  MADE TO MONARCH CASINO & RESORT,
                  INC. AND THE REQUESTING PERSON MUST
                  REPRESENT IN WRITING THAT SUCH
                  PERSON WAS A BENEFICIAL OWNER OF
                  OUR SECURITIES AS OF APRIL 8, 2004.


              REQUESTS SHOULD BE ADDRESSED TO:

              Monarch Casino & Resort, Inc.
              Attention:  Ben Farahi, Secretary
              1175 W. Moana Lane, Suite 200
              Reno, Nevada 89509

APPENDIX 1

                           AUDIT COMMITTEE CHARTER
                        MONARCH CASINO & RESORT, INC.
                           (Effective June 14, 2000)
                            (Revised April 9, 2004)

Purpose

     There shall be an Audit Committee ("Committee") of the Board of Directors of Monarch Casino & Resort, Inc., a Nevada corporation (the "Company") which is designated by and reports to the Board of Directors (the "Board".)

     The Committee shall have responsibility to oversee the Company?s management, internal audit and independent public accountants in regard to corporate accounting, financial reporting and system of internal control established by management. The Committee has the authority to conduct any investigations it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company.

Organization

     The Committee shall consist of at least three Directors. Each Director appointed to the Committee shall:

     a) Not be disqualified from being an "independent director" within the meaning of Rule 4200(a)(15) of the NASD Manual, or Rule 10A-3 of the Securities Exchange Act of 1934 and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

     b) Be able to read and understand fundamental financial statements, including the Company?s balance sheet, income statement and cash flow statement.

     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director?s financial sophistication. The Board will determine if any member of the Committee is a "financial expert" as defined by the Securities and Exchange Commission.

Authority

     The Committee has the authority necessary to carry out the Responsibilities of the Committee as set forth herein and as required by law. The Committee has authority to engage independent counsel and/or other professional advisers as the Committee deems necessary for the competent performance of its responsibilities, and receive appropriate funding from the Company, as the Committee deems necessary, to carry out the responsibilities of the Committee.

Responsibilities

     The Committee recognizes that the preparation of the Company?s financial statements and other financial information is the responsibility of the Company?s management and that the auditing, or conducting of limited reviews, of those financial statements and other financial information is the responsibility of the Company?s independent public accountants. The Committee?s responsibility is to oversee the financial reporting process.

     The Company?s management, and its independent public accountants, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company?s financial statements and other financial information or any professional certification as to the outside auditors? work, including, without limitation, their reports on and limited reviews of, the Company?s financial statements and other financial information.

     The Committee is responsible for the appointment, compensation, retention and oversight of the work performed by any registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review or attest services for the Company. The independent public accountants shall report directly to the Committee. The Committee shall have a clear understanding with the independent public accountants that the firm ultimately is accountable to the Committee, as the stockholders? representative.

Oversight

     In carrying out its responsibilities, the Committee shall:

     1.  Charter

     Review and reassess the adequacy of the Audit Committee Charter annually;

     2.  Independent Public Accountants

     a) Approve the Company?s engagement of independent public accountants in advance; or establish pre-approval policies for engagement of independent auditors detailed as to the particular service to be performed and which do not delegate to management the responsibilities required by law to be undertaken by the Committee with regard to the engagement of independent public accountants;

     b) Require that the independent public accountants provide the Committee with a formal written statement delineating all relationships between the independent public accountants and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the independent public accountants their independence;

     c) Actively engage in a dialogue with the independent public accountants regarding any disclosed relationships or services that may impact their objectivity and independence;

     d) Take appropriate action to oversee the independence of the independent public accountants;

     e) Review and consider the matters identified in the American Institute of Certified Public Accountants? Statement on Auditing Standards No. 61, and related Statements on Auditing Standards, with the independent public accountants and management;

     f) Beginning with the audited financial statements of the Company for the fiscal year ending December 31, 2000, review and discuss the Company?s audited financial statements that are to be included in the Company?s Annual Report on Form 10-K with the independent public accountants and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company?s Annual Report on Form 10-K for filing with the Securities and Exchange Commission; and

     g) Review, or the Committee?s Chairperson shall review, any matters identified by the independent public accountants pursuant to American Institute of Certified Public Accountants? Statement on Auditing Standards No. 71, and related Statements on Auditing Standards regarding the Company?s interim financial statements filed by the Company in the Quarterly Report on Form 10-Q.


Related Party Transactions

     The Committee shall review and approve all related party transactions (those transactions required to be disclosed pursuant to Item 404 of Regulation S-K) before the Company enters into such transaction.


Complaints Regarding Accounting and Internal Controls

Administer and carry out all duties assigned to the Committee as set forth in the Policy for Resolution of Complaints Concerning Accounting Internal Auditing Controls and/or Auditing Matters ("Attachment 1") which is incorporated into this Audit Committee Charter by reference.


Firm and Partner Rotation

     The Committee shall consider, at least annually, whether the Company should have a policy requiring a regular rotation of the independent public accountants and report its findings to the Board. The Committee shall also establish a policy regarding the rotation of the lead partner and concurring and reviewing partners in accordance with applicable SEC regulations.
Further, the Committee may establish a policy regarding the rotation of the partners of the independent public accountants who are responsible for each of the Company?s major business units.

                                 ATTACHMENT 1
                          TO AUDIT COMMITTEE CHARTER




          POLICY FOR RESOLUTION OF COMPLAINTS CONCERNING ACCOUNTING,
              INTERNAL AUDITING CONTROLS AND/OR AUDITING MATTERS

     It is the Policy of Monarch Casino & Resorts Inc. ("MCRI" or "Company") that all complaints concerning accounting, internal auditing controls and/or auditing matters related to MCRI and/or its subsidiary companies be promptly investigated under the direction of the Company?s Audit Committee of the Board of Directors ("Audit Committee"). The Audit Committee is responsible for the administration of procedures for the receipt, retention and treatment of such complaints. As part of these responsibilities, the Audit Committee shall designate and enforce procedures which accommodate submission of such complaints to the Chairman of the Audit Committee.

     Additionally, the Audit Committee shall designate and enforce procedures which accommodate submission of anonymous complaints concerning accounting, internal auditing controls and/or auditing matters related to MCRI and/or its subsidiary companies by employees of MCRI and its subsidiaries. Any employee of MCRI or its subsidiaries who, in good faith, reports a complaint concerning accounting, internal auditing controls and/or auditing matters related to MCRI and/or its subsidiary companies will not be subjected to retaliation, discharge or any adverse employment consequence as a result of making such a complaint.




























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